Income Taxes	12 Months Ended
Dec. 31, 2016
Notes to Consolidated Financial Statements [Abstract]
Income Taxes
INCOME TAXES
Income Before Income Taxes. The sources of income from continuing operations before income taxes are:

(dollars in millions)	2016	2015	2014
United States	$2,534	$2,782	$4,165
Foreign	4,599	3,685	4,547
	$7,133	$6,467	$8,712

With few exceptions, U.S. income taxes have not been provided on undistributed earnings of UTC's international subsidiaries. These earnings relate to ongoing operations and were approximately $31 billion as of December 31, 2016. It is not practicable to estimate the amount of tax that might be payable. We intend to reinvest these earnings permanently outside the U.S. or to repatriate the earnings only when it is tax effective to do so.
Provision for Income Taxes. The income tax expense (benefit) for the years ended December 31, 2016, 2015 and 2014 consisted of the following components:

(dollars in millions)	2016	2015	2014
Current:
United States:
Federal	$30	$328	$319
State	(21)	(37)	38
Foreign	1,290	1,158	1,484
	1,299	1,449	1,841
Future:
United States:
Federal	318	712	421
State	134	109	(23)
Foreign	(54)	(159)	5
	398	662	403
Income tax expense	$1,697	$2,111	$2,244
Attributable to items credited (charged) to equity	$(299)	$(114)	$1,535

Reconciliation of Effective Income Tax Rate. Differences between effective income tax rates and the statutory U.S. federal income tax rate are as follows:

	2016	2015	2014
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
Tax on international activities	(8.1)%	(2.0)%	(3.3)%
Tax audit settlements	(2.9)%	—	(4.3)%
Other	(0.2)%	(0.4)%	(1.6)%
Effective income tax rate	23.8%	32.6%	25.8%

The 2016 effective tax rate reflects $206 million of favorable adjustments related to the conclusion of the review by the Examination Division of the Internal Revenue Service of both the UTC 2011 and 2012 tax years and the Goodrich Corporation 2011 and 2012 tax years through the date of its acquisition as well as the absence of 2015 items described below. In addition, at the end of 2016 France enacted a tax law change reducing its corporate income tax rate which resulted in a tax benefit of $25 million.
The 2015 effective tax rate reflects an unfavorable tax adjustment of $274 million related to the repatriation of certain foreign earnings, the majority of which were 2015 current year earnings, and a favorable adjustment of approximately $45 million related to a non-taxable gain recorded in the first quarter. France, the U.K. and certain U.S. states enacted tax law changes in the fourth quarter which resulted in a net incremental cost of approximately $68 million in 2015.
The 2014 effective tax rate reflects favorable tax adjustments of $371 million related to the conclusion of the examination of UTC's 2009 - 2010 tax years, the resolution of disputed tax matters with the Appeals Division of the IRS for UTC's 2006 - 2008 tax years, the conclusion of the State of Connecticut's review of UTC's 2010 - 2012 tax years and the conclusion of the Canada Revenue Agency's examination of the company's research credits claimed in 2006 - 2012. Also included was a favorable tax adjustment of $175 million associated with management’s decision to repatriate additional high taxed dividends from the current year. These were partially offset by an unfavorable tax adjustment of approximately $265 million related to the 1998 reorganization of the corporate structure of Otis operations in Germany, a matter which is currently in litigation. This is reported in the table above in tax on international activities.
Deferred Tax Assets and Liabilities. Future income taxes represent the tax effects of transactions which are reported in different periods for tax and financial reporting purposes. These amounts consist of the tax effects of temporary differences between the tax and financial reporting balance sheets and tax carryforwards. Future income tax benefits and payables within the same tax paying component of a particular jurisdiction are offset for presentation in the Consolidated Balance Sheet.
The tax effects of temporary differences and tax carryforwards which gave rise to future income tax benefits and payables at December 31, 2016 and 2015 are as follows:

(dollars in millions)	2016	2015
Future income tax benefits:
Insurance and employee benefits	$2,382	$2,650
Other asset basis differences	1,098	1,199
Other liability basis differences	1,403	1,543
Tax loss carryforwards	494	528
Tax credit carryforwards	873	872
Valuation allowances	(545)	(591)
	$5,705	$6,201
Future income taxes payable:
Other asset basis differences	$5,376	$5,324
Other items, net	364	531
	$5,740	$5,855

Valuation allowances have been established primarily for tax credit carryforwards, tax loss carryforwards, and certain foreign temporary differences to reduce the future income tax benefits to expected realizable amounts.
Tax Credit and Loss Carryforwards. At December 31, 2016, tax credit carryforwards, principally state and foreign, and tax loss carryforwards, principally state and foreign, were as follows:

(dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2017-2021	$12	$317
2022-2026	13	187
2027-2036	219	363
Indefinite	629	1,780
Total	$873	$2,647

Unrecognized Tax Benefits. At December 31, 2016, we had gross tax-effected unrecognized tax benefits of $1,086 million, all of which, if recognized, would impact the effective tax rate. A reconciliation of the beginning and ending amounts of unrecognized tax benefits and interest expense related to unrecognized tax benefits for the years ended December 31, 2016, 2015 and 2014 is as follows:

(dollars in millions)	2016	2015	2014
Balance at January 1	$1,169	$1,089	$1,223
Additions for tax positions related to the current year	69	206	164
Additions for tax positions of prior years	167	99	435
Reductions for tax positions of prior years	(61)	(101)	(47)
Settlements	(258)	(124)	(686)
Balance at December 31	$1,086	$1,169	$1,089
Gross interest expense related to unrecognized tax benefits	$41	$39	$180
Total accrued interest balance at December 31	$185	$176	$292

Included in the balance at December 31, 2014 is $87 million of tax positions whose tax characterization is highly certain but for which there is uncertainty about the timing of tax return inclusion. Because of the impact of deferred tax accounting, other than interest and penalties, the timing would not impact the annual effective tax rate but could accelerate the payment of cash to the taxing authority to an earlier period.
We conduct business globally and, as a result, UTC or one or more of our subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Belgium, Brazil, Canada, China, France, Germany, Hong Kong, India, Italy, Japan, Mexico, Netherlands, Poland, Singapore, South Korea, Spain, Switzerland, and the United Kingdom and the United States. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 2005.
During the quarter ended December 31, 2016, the Company recognized a noncash gain of approximately $172 million, including a pre-tax interest adjustment of $22 million, as a result of the closure of the audit by the Examination Division of the Internal Revenue Service (IRS) of UTC tax years 2011 and 2012. The IRS has notified the Company of its intention to begin an audit of tax year 2014 during the first quarter of 2017.
During the quarter ended September 30, 2016, the Company recognized a noncash gain of approximately $58 million, primarily tax, as a result of the closure of the audit by the Examination Division of the IRS of Goodrich Corporation tax years 2011 and 2012 through the date of acquisition by UTC.
During 2014, the Company resolved various tax audit, appeal and litigation activity with the IRS, Connecticut Department of Revenue, and French and Canadian taxing authorities resulting in approximately $508 million of primarily noncash tax gains, including pre-tax interest adjustments of $132 million. During 2014, the Company also reached an agreement with a state taxing authority for the monetization of tax credits resulting in a gain of approximately $220 million through Other Income.
It is reasonably possible that over the next 12 months the amount of unrecognized tax benefits may change within a range of a net increase of $50 million to a net decrease of $495 million as a result of additional worldwide uncertain tax positions, the revaluation of current uncertain tax positions arising from developments in examinations, in appeals, or in the courts, or the closure of tax statutes.
See Note 18 "Contingent Liabilities" for discussion regarding uncertain tax positions, included in the above range, related to pending litigation with respect to certain deductions claimed in Germany.